Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

11.    SUBSEQUENT EVENTS

ASPIS Agreements

On October 7, 2024, the Company entered into two agreements with ASPIS.ASPIS, an affiliate of the Company’s largest shareholder — Cronus Equity Capital Group, LLC (“CECG”) — is a cloud-based mobile endpoint cyber security technology company for anti-tapping and anti-hacking within the government, finance, gaming and social media sectors. CEGC holds approximately 39.5% of the outstanding common shares of the Company.

The first agreement was a $2,500,000 funding agreement with ASPIS. At that time, ASPIS delivered to the Company $500,000 and agreed to, on or before November 15, 2024, deliver to the Company an additional $2,000,000. However, the Company has informally agreed to defer the $2,000,000 until Nasdaq has progressed further with its review of the Company’s plan. Pursuant to that agreement, the Company issued to ASPIS a senior convertible promissory note in the principal amount of the total amount funded. The note provides that upon approval by the Company’s shareholders and the Company’s redomiciling to Delaware the amount funded to date plus, at ASPIS’s option, any accrued and unpaid interest thereon, will be converted into units of the Company, each equal to (a) one common share of the Company and (b) a warrant to purchase one-half of one Common Share at a purchase price of $4.00 per one whole share, exercisable for five years.

Under the terms of the agreement, upon the Company’s shareholders’ approval and the Company’s redomiciling to Delaware, assuming only $2,500,000 is funded, ASPIS will receive upon the Conversion 2,155,172 Common Shares and warrants to purchase an additional 1,077,586 shares.

Additionally, the Company entered into a Technology License and Software Development Agreement (the “License Agreement”) in October 2024 which provides for the Company to license its gamification, engagement and QR code technology to ASPIS for use in ASPIS’s website business and for development of additional functionality for Versus’ technology.

Pursuant to the License Agreement, the Company granted ASPIS a license to use Versus’ technology in ASPIS’s website business that provides cybersecurity technology. ASPIS will pay for any required technology modifications, improvements and developments to Versus’ technology in addition to a license fee of $165,000 per month beginning in January 2025. The Company will retain ownership of Versus’ technology and ASPIS will hold an exclusive license to use Versus’ technology in the cybersecurity industry so long as ASPIS continues to pay the monthly license fee. The License Agreement has an initial term of one year with successive renewal terms of one year each upon ASPIS’s written approval, subject to earlier termination by the Company or ASPIS.

In October 2024, the Company warrant holders exercised 240,490 warrants issued in December 2023 offering upon such exercise, the Company issued 240,490 common shares at a price of $3.68 per share, for $885,003 proceeds.

21.    SUBSEQUENT EVENTS

The Company has evaluated subsequent events after the balance sheet date of December 31, 2023 through April 1, 2024, the date the consolidated financial statements were issued. Based upon its evaluation, management has determined that no subsequent events have occurred that would require recognition in the accompanying consolidated financial statements or disclosure in the notes thereto.